Exhibit 10.6

Execution Version

INTERCREDITOR AND SUBORDINATION AGREEMENT

INTERCREDITOR AND SUBORDINATION AGREEMENT, dated as of April 11, 2025 (this “Agreement”), among Fiza Investments Limited, an entity organized under the laws of the Cayman Islands (“Fiza”), as representative (in such capacity, with its successors and assigns, and as more specifically defined below, the “Fiza Financing Representative”) for the Fiza Financing Secured Parties (as defined below), [●], a Delaware limited partnership, as representative (in such capacity, with its successors and assigns, and as more specifically defined below, the “New Lender Representative”) for the New Lender Secured Parties (as defined below), and ZSPACE, INC., a Delaware corporation (the “Company”).

WHEREAS, Fiza and certain of its affiliates (collectively, the “Fiza Financing Secured Parties”) are parties to certain financing agreements (each, an “Existing Fiza Financing Agreement”) with the Company as set forth in Schedule A hereof;

WHEREAS, the Company has granted to the Fiza Financing Secured Parties security interests in the Fiza Financing Collateral (as defined below) as security for payment and performance of the Fiza Financing Obligations (as defined below);

WHEREAS, pursuant to that certain Securities Purchase Agreement, dated as of the date hereof between the Company and the purchasers (including the New Lender Representative) signatory thereto (the “Existing New Lender Agreement”), such purchasers are purchasing, subject to the conditions outlined in such agreement, senior secured convertible promissory notes of the Company in the aggregate original principal amount of $21,505,377 for the purchase price of $20,000,000 (the “Existing New Lender Notes”); and

WHEREAS, the Company has granted to the New Lender Representative security interests in the New Lender Collateral (as defined below) as security for payment and performance of the New Lender Obligations (as defined below).

WHEREAS, as a condition to their agreement to purchase the Existing New Lender Notes and extend credit to the Company as set forth in the Existing New Lender Agreement, the New Lender Creditors (as defined below) and the New Lender Representative require the Company and the Fiza Financing Secured Parties to enter into this Agreement and subordinate their security interests in the Fiza Financing Collateral to the security interests of the New Lender Secured Parties (as defined below) in the New Lender Collateral, on the terms set forth herein;

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows:

SECTION 1. Definitions; Rules of Construction.

1.1            UCC Definitions. The following terms which are defined in the Uniform Commercial Code are used herein as so defined: Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Financial Assets, Fixtures, Goods, General Intangibles, Instruments, Inventory, Investment Property, Letter of Credit, Letter-of-Credit Rights, Money, Payment Intangibles, Promissory Notes, Proceeds, Records, Securities, Securities Accounts, Security Entitlements, Supporting Obligations, and Tangible Chattel Paper.

Execution Version

1.2            Defined Terms. The following terms, as used herein, have the following meanings:

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Company” has the meaning set forth in recitals.

“Collateral” means, collectively, all Fiza Financing Collateral and all New Lender Collateral.

“Enforcement Action” means, with respect to the Fiza Financing Obligations or the New Lender Obligations, (a) the declaration of a default, an event of default or any similar event under any Fiza Financing Document or any New Lender Document, (b) the taking of any action to enforce or realize upon any Lien in the Collateral, including the institution of any foreclosure proceedings or the noticing of any public or private sale or other disposition pursuant to Article 8 or Article 9 of the Uniform Commercial Code or other applicable law, (c) the exercise of any right or remedy provided to a secured creditor or otherwise on account of a Lien in the Collateral under the Fiza Financing Documents, the New Lender Documents, applicable law, in an Insolvency Proceeding or otherwise, including the election to retain any Collateral in satisfaction of a Lien, (d) the taking of any action or the exercise of any right or remedy in respect of the collection on, set off against, marshaling of, or foreclosure on the Collateral or the Proceeds of Collateral, (e) the sale, lease, license, or other disposition of all or any portion of the Collateral, at a private or public sale, other disposition or any other means permissible under applicable law at any time that an event of default under any of the Fiza Financing Documents or New Lender Documents shall have occurred which is continuing, and (f) the exercise of any other right of liquidation against any Collateral (including the exercise of any right of recoupment or set-off or any rights against Collateral obtained pursuant to or by foreclosure of a judgment Lien obtained against the Company) whether under the Fiza Financing Documents, the New Lender Documents, applicable law, in an Insolvency Proceeding or otherwise.

“Enforcement Expenses” shall mean all reasonable costs, expenses or fees (including fees incurred by the Fiza Financing Representative, the New Lender Representative or any attorneys or other agents or consultants retained by the Fiza Financing Representative or the New Lender Representative) that the Fiza Financing Representative, the New Lender Representative or any other Fiza Financing Secured Party or New Lender Secured Party may suffer or incur after the occurrence of a breach, default or event of default on account or in connection with (a) the repossession, storage, repair, appraisal, insuring, completion of the manufacture of, preparing for sale, advertising for sale, selling, collecting or otherwise preserving or realizing upon any Collateral, (b) the settlement or satisfaction of any prior Lien or other encumbrance upon any Collateral, (c) the enforcement of, or any workout under or restructuring of, any of the Fiza Financing Documents or the New Lender Documents, as the case may be, or the collection of any of the Fiza Financing Obligations or the New Lender Obligations, as the case may be, (d) any Insolvency Proceeding or (e) the exercise of rights under Section 3 hereof.

Execution Version

“Financing Documents” shall mean, collectively, the Fiza Financing Documents and the New Lender Documents.

“Fiza” has the meaning set forth in the preamble hereto.

“Fiza Financing Agreement” means the collective reference to (a) the Existing Fiza Financing Agreements, and (b) any lease, credit agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial or leasing accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing Fiza Financing Agreements (regardless of whether such replacement, refunding or refinancing is a “working capital” facility, asset-based facility or otherwise), any Additional Fiza Financing Agreement or any other agreement or instrument referred to in this clause (b) (a “Replacement Fiza Financing Agreement”). Any reference to a Fiza Financing Agreement hereunder shall be deemed a reference to any Fiza Financing Agreement then extant.

“Fiza Financing Collateral” means all assets, whether now owned or hereafter acquired by the Company, in which a Lien is granted or purported to be granted to any Fiza Financing Secured Party as security for any Fiza Financing Obligation.

“Fiza Financing Documents” means each Fiza Financing Agreement, each Fiza Financing Security Document, and each other agreement, instrument or other document from time to time executed or delivered in connection with any of the foregoing.

“Fiza Financing Lien” means any Lien created by the Fiza Financing Security Documents.

“Fiza Financing Obligations” means (a) all principal of and interest (including without limitation any Post-Petition Fees) and premium (if any) on all indebtedness under the Fiza Financing Agreements by the Fiza Financing Secured Parties, (b) all guarantee obligations, indemnities, fees, expenses and other amounts payable from time to time pursuant to the Fiza Financing Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding and (c) all other amounts due to the Fiza Financing Secured Parties under the terms of the Fiza Financing Documents. To the extent any payment with respect to any Fiza Financing Obligation (whether by or on behalf of the Company, as Proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any New Lender Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the New Lender Secured Parties and the Fiza Financing Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred. Notwithstanding anything to the contrary contained in this Agreement, the term “Fiza Financing Obligations” shall include, (x) Enforcement Expenses, (y) any amounts required to be paid by the Company to the Fiza Financing Representative or any other Fiza Financing Secured Party on such date pursuant to any indemnity provision contained in the Fiza Financing Documents and (z) break-funding or similar payments payable to the Fiza Financing Representative and/or the Fiza Financing Secured Parties pursuant to the Fiza Financing Documents in connection with prepayment of a Fiza Financing Obligation.

Execution Version

“Fiza Financing Obligations Payment Date” means the first date on which (a) the Fiza Financing Obligations (other than those that constitute Unasserted Contingent Obligations) have been indefeasibly paid in cash in full and (b) the Fiza Financing Documents shall have been terminated and extinguished in accordance with their respective terms.

“Fiza Financing Representative” has the meaning set forth in the introductory paragraph hereof.

“Fiza Financing Security Documents” means the Fiza Financing Agreements and any other agreement, document or instrument pursuant to which a Lien is granted by the Company securing any Fiza Financing Obligations or under which rights or remedies with respect to such Liens are governed, together with any amendments, replacements, modifications, extensions, renewals or supplements to, or restatements of, any of the foregoing, to the extent permitted hereby.

“Fiza Financing Secured Parties” has the meaning set forth in the preamble hereto.

“Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, deed to secure debt, lien, pledge, hypothecation, assignment, assignation, debenture, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Lien Priority” means with respect to any Lien of the Fiza Financing Representative or New Lender Representative in the Collateral, the order of priority of such Lien specified in Section 2.1.

“New Lender Agreement” means the collective reference to (a) the Existing New Lender Agreement and the Existing New Lender Notes and (b) any other credit agreement, loan agreement, securities purchase agreement, note agreement, promissory note, additional notes, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to increase, extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing New Lender Agreement or any other agreement or instrument referred to in this clause (c) unless such agreement or instrument expressly provides that it is not intended to be and is not a New Lender Agreement hereunder (a “Replacement New Lender Agreement”). Any reference to the New Lender Agreement hereunder shall be deemed a reference to any New Lender Agreement then extant.

Execution Version

“New Lender Collateral” means all assets, whether now owned or hereafter acquired by the Company, in which a Lien is granted or purported to be granted to any New Lender Secured Party as security for any New Lender Obligation.

“New Lender Creditors” means the note purchasers under the Existing New Lender Agreement.

“New Lender DIP Financing” has the meaning set forth in Section 5.2(a).

“New Lender Documents” means the New Lender Agreement, each New Lender Security Document and each other “Transaction Document” as defined in the New Lender Agreement.

“New Lender Lien” means any Lien created by the New Lender Security Documents.

“New Lender Obligations” means (a) all principal of and interest (including without limitation any Post-Petition Fees) and premium (if any) on all indebtedness under the New Lender Agreement or any New Lender DIP Financing by the New Lender Secured Parties, (b) all guarantee obligations, indemnities, fees, expenses and other amounts payable from time to time pursuant to the New Lender Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding and (c) all other amounts due or which may become due to the New Lender Secured Parties under the terms of the New Lender Documents. To the extent any payment with respect to any New Lender Obligation (whether by or on behalf of the Company, as Proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Fiza Financing Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Fiza Financing Secured Parties and the New Lender Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred. Notwithstanding anything to the contrary contained in this Agreement, the term “New Lender Obligations” shall include, (x) Enforcement Expenses, (y) any amounts required to be paid by the Company to the New Lender Representative or any other New Lender Secured Party on such date pursuant to any indemnity provision contained in the New Lender Documents and (z) break-funding or similar payments payable to the New Lender Representative and/or the New Lender Secured Parties pursuant to the New Lender Documents in connection with prepayment of a New Lender Obligation.

“New Lender Obligations Payment Date” means the first date on which (a) the New Lender Obligations (other than those that constitute Unasserted Contingent Obligations) have been paid in cash in full and (b) all commitments to extend credit under the New Lender Documents have been terminated.

“New Lender Representative” has the meaning set forth in the introductory paragraph hereof.

“New Lender Secured Parties” means the New Lender Representative, the New Lender Creditors and any other holders of the New Lender Obligations.

“New Lender Security Documents” means (a) any New Lender Agreement, the Security Agreement (as defined in the Existing New Lender Agreement), and any other “Security Documents” as defined in the New Lender Agreement and any documents that are designated under the New Lender Agreement as “New Lender Security Documents” for purposes of this Agreement, and (b) any other agreement, document or instrument pursuant to which a Lien is granted by the Company securing any New Lender Obligations or under which rights or remedies with respect to such Liens are governed, together with any amendments, replacements, modifications, extensions, renewals or supplements to, or restatements of, any of the foregoing.

Execution Version

“Person” means any person, individual, sole proprietorship, partnership, joint venture, corporation, limited liability company, unincorporated organization, association, institution, entity, party, including any government and any political subdivision, agency or instrumentality thereof.

“Post-Petition Fees” means any discounts, fees, interest or entitlement to fees or expenses or other charges that accrues after the commencement of any Insolvency Proceeding (or would accrue but for the commencement of an Insolvency Proceeding), whether or not allowed or allowable in any such Insolvency Proceeding.

“Proceeds” means (a) all “proceeds,” as defined in Article 9 of the Uniform Commercial Code, with respect to the Collateral, and (b) whatever is recoverable or recovered when any Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

“Replacement Fiza Financing Agreement” has the meaning set forth in the definition of “Fiza Financing Agreement.”

“Replacement New Lender Agreement” has the meaning set forth in the definition of “New Lender Agreement.”

“Secured Obligations” shall mean the Fiza Financing Obligations and the New Lender Obligations.

“Secured Parties” means the Fiza Financing Secured Parties and the New Lender Secured Parties.

“Security Documents” means, collectively, the Fiza Financing Security Documents and the New Lender Security Documents.

“Unasserted Contingent Obligations” shall mean, at any time, Fiza Financing Obligations or New Lender Obligations, as applicable, for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding the outstanding advances, principal of, and interest, discounts and premium (if any) on, and fees and expenses relating to, any Fiza Financing Obligation or New Lender Obligation, as applicable) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and, in the case of Fiza Financing Obligations or New Lender Obligations, as applicable, for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

Execution Version

1.3            Rules of Construction. The definitions of terms set forth herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 2. Lien Priority and Payment Subordination.

2.1            Lien Subordination. Notwithstanding the date, manner or order of grant, attachment or perfection of any Fiza Financing Lien in respect of any Collateral or of any New Lender Lien in respect of any Collateral and notwithstanding any provision of the UCC, any applicable law, any Security Document, any alleged or actual defect or deficiency in any of the foregoing or any other circumstance whatsoever, the Fiza Financing Representative, on behalf of each Fiza Financing Secured Party, in respect of such Collateral hereby agrees that:

(a)            any New Lender Lien in respect of such Collateral, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be and shall remain senior and prior to any Fiza Financing Lien in respect of such Collateral (whether or not such New Lender Lien is subordinated to any Lien securing any other obligation); and

(b)            the Fiza Financing Representative does hereby agree to subordinate any Fiza Financing Lien in respect of such Collateral, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, to any New Lender Lien in respect of such Collateral and all Fiza Financing Liens shall be junior and subordinate in all respects to any New Lender Lien in respect of such Collateral.

2.2            Prohibition on Contesting Liens. In respect of any Collateral, the Fiza Financing Representative, on behalf of each Fiza Financing Secured Party, agrees that it shall not, and hereby waives any right to:

(a)            contest, or support any other Person in contesting, in any proceeding (including any Insolvency Proceeding), the priority, validity or enforceability of any New Lender Lien on any Collateral; or

(b)            demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or similar right which it may have in respect of any Collateral or the New Lender Liens on any Collateral, except to the extent that such rights are expressly granted in this Agreement.

Execution Version

2.3            Nature of Obligations. The New Lender Representative, on behalf of itself and the other New Lender Secured Parties, acknowledges that Fiza Financing Obligations may only be replaced or refinanced in compliance with Section 3.1(b). The Fiza Financing Representative, on behalf of itself and the other Fiza Financing Secured Parties, acknowledges that New Lender Obligations may be replaced or refinanced without notice to or consent by the Fiza Financing Secured Parties and without affecting the provisions hereof. The Lien Priorities provided in Section 2.1 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the Fiza Financing Obligations or the New Lender Obligations, or any portion thereof.

2.4            No New Liens. Until the New Lender Obligations Payment Date, the Company shall not grant or permit any Liens in favor of the Fiza Financing Representative or any other Fiza Financing Secured Party on any assets of the Company securing any Fiza Financing Obligation. If any Fiza Financing Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of the Company securing any Fiza Financing Obligation which assets are not also subject to the Lien of the New Lender Representative under the New Lender Documents, subject to the Lien Priority set forth herein, then the Fiza Financing Representative (or the relevant Fiza Financing Secured Party) shall, without the need for any further consent of any other Fiza Financing Secured Party and notwithstanding anything to the contrary in any other Fiza Financing Document be deemed to also hold and have held such Lien for the benefit of the New Lender Representative as security for the New Lender Obligations, and the interests of all Fiza Financing Secured Parties shall in all respects be subordinated and junior to the interests of New Lender Representative in respect of any Collateral subject thereto, and such Fiza Financing Secured Party shall promptly notify the New Lender Representative in writing of the existence of such Lien.

2.5            Separate Grants of Security and Separate Classification. Each Secured Party acknowledges and agrees that (i) the grants of Liens pursuant to the Fiza Financing Security Documents and the New Lender Security Documents constitute two separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the New Lender Obligations are fundamentally different from the Fiza Financing Obligations and should be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding.

2.6            Agreements Regarding Actions to Perfect Liens. Each of the Fiza Financing Representative and the New Lender Representative hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the Uniform Commercial Code) over Collateral pursuant to the Fiza Financing Security Documents or the New Lender Security Documents, as applicable, such possession or control is also for the benefit of the New Lender Representative and the other New Lender Secured Parties or the Fiza Financing Representative and the other Fiza Financing Secured Parties, as applicable, solely to the extent required to perfect their security interest in such Collateral. Nothing in the preceding sentence shall be construed to impose any duty on the Fiza Financing Representative or the New Lender Representative (or any third party acting on such Person’s behalf) with respect to such Collateral.

Execution Version

2.7            Payment Subordination.

(a)            Notwithstanding anything to the contrary contained in any of the Fiza Financing Documents, the payment of any and all of the Fiza Financing Obligations shall be subordinate, and subject in right and time of payment, to the prior indefeasible payment in full in cash of all New Lender Obligations. Each holder of New Lender Obligations (including, without limitation, each New Lender Secured Party), whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired New Lender Obligations in reliance upon the provisions contained in this Agreement. All New Lender Obligations shall first be indefeasibly paid in full in cash before any payment, whether in cash, securities or other property, may be made to any Fiza Financing Secured Party on account of any Fiza Financing Obligations or otherwise.

(b)            The Company and the Fiza Financing Representative (on behalf of itself and the other Fiza Financing Secured Parties) agree that the Fiza Financing Obligations Payment Date shall be a date that is at least ninety (90) calendar days after the New Lender Obligations Payment Date.

SECTION 3. Enforcement Rights

3.1            Exclusive Enforcement.

(a)            Until the New Lender Obligations Payment Date has occurred, whether or not an Insolvency Proceeding has been commenced by or against the Company, the New Lender Secured Parties shall have the exclusive right to take and continue any Enforcement Action (including the right to credit bid their debt) with respect to the Collateral, without any consultation with or consent of any Fiza Financing Secured Party.

(b)            Until the New Lender Obligations Payment Date has occurred and without the prior written consent of the New Lender Representative, no Fiza Financing Secured Party may (i) declare any default, event of default or similar event pursuant to any Fiza Financing Document, (ii) receive payment of any amount, whether in cash, securities or other property under any Fiza Financing Document or otherwise except as expressly permitted pursuant to Schedule 3.1(b) hereto, or (iii) amend any Fiza Financing Document or enter into any new Fiza Financing Document.

3.2            Standstill and Waivers. The Fiza Financing Representative, on behalf of itself and the other Fiza Financing Secured Parties, agrees that, until the New Lender Obligations Payment Date has occurred:

(i)            they will not take or cause to be taken any action, the purpose or effect of which is to make any Lien on any New Lender Collateral that secures any Fiza Financing Obligation pari passu with or senior to, or to give any Fiza Financing Secured Party any preference or priority relative to, the Liens of the New Lender Secured Parties on any Collateral securing the New Lender Obligations;

(ii)            they will not contest, oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of any Collateral by any New Lender Secured Party or any other Enforcement Action taken (or any forbearance from taking any Enforcement Action) in respect of any Collateral by or on behalf of any New Lender Secured Party;

Execution Version

(iii)            they have no right to (x) direct either the New Lender Representative or any other New Lender Secured Party to exercise any right, remedy or power with respect to any Collateral or pursuant to the New Lender Security Documents or (y) consent or object to the exercise by the New Lender Representative or any other New Lender Secured Party of any right, remedy or power with respect to the Collateral or pursuant to the New Lender Security Documents with respect to the Collateral or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (iii), whether as a junior lien creditor in respect of the Collateral or otherwise, they hereby irrevocably waive such right);

(iv)            they will not institute, or assert, in any suit, Insolvency Proceeding or other proceeding any claim against any New Lender Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and no New Lender Secured Party shall be liable for, any action taken or omitted to be taken by any New Lender Secured Party with respect to the Collateral or pursuant to the New Lender Documents in respect of the Collateral;

(v)            they will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of any Collateral, exercise any right, remedy or power with respect to (including set-off), or otherwise take any action to enforce their interest in or realize upon, the Collateral (including the exercise of any right under any lockbox agreement or account control agreement (but excluding any such lockbox or deposit account that does not receive proceeds of Collateral); and

(vi)            they will not seek, and hereby waive any right, to have the Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Collateral;

provided, that, notwithstanding anything in this Agreement to the contrary:

i.            the Fiza Financing Representative may take any action (not adverse to the prior Liens on the Collateral securing the New Lender Obligations, or the rights of the New Lender Representative or any other New Lender Secured Parties to exercise remedies in respect thereof) in order to preserve or protect its Lien on the Fiza Financing Collateral in accordance with applicable law and in a manner not inconsistent with or in contravention of the terms of this Agreement(including, but not limited to, any of the provisions of Section 5);

ii.            the Fiza Financing Secured Parties shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Fiza Financing Secured Parties, including any claims secured by the Fiza Financing Collateral, if any, in each case in accordance with applicable law and in a manner not inconsistent with or in contravention of the terms of this Agreement (including, but not limited to, any of the provisions of Section 5);

Execution Version

iii.            the Fiza Financing Secured Parties shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Company arising under either the Bankruptcy Code or applicable non-bankruptcy law, in each case in accordance with applicable law and not inconsistent with or in contravention of the terms of this Agreement (including, but not limited to, any of the provisions of Section 5);

iv.            the Fiza Financing Secured Parties shall be entitled to vote on any plan of reorganization and file any proof of claim in an Insolvency Proceeding or otherwise and other filings and make any arguments and motions that are, in each case, in a manner not inconsistent with or in contravention of the terms of this Agreement (including, but not limited to, any of the provisions of Section 5);

v.            the Fiza Financing Secured Parties shall be entitled to join (but not exercise any control with respect to) any judicial foreclosure proceeding or other judicial lien enforcement proceeding (to the extent that such proceeding relates to the Fiza Financing Collateral) commenced by the New Lender Representative to the extent that any such action could not reasonably be expected, in any material respect, to restrain, hinder, limit, delay for any material period or otherwise interfere with an Enforcement Action by such New Lender Representative (it being understood that neither the Fiza Financing Representative nor any Fiza Financing Secured Party shall be entitled to receive any proceeds from any Collateral unless otherwise expressly permitted herein);

vi.            subject to Section 3.2(a)(ii), the Fiza Financing Secured Parties shall be entitled to inspect, appraise or value the Fiza Financing Collateral (and to engage or retain investment bankers or appraisers for the purposes of appraising or valuing the Fiza Financing Collateral) or to receive information or reports concerning the Fiza Financing Collateral, in each case pursuant to the terms of the Fiza Financing Documents or applicable law; and

vii.            [Reserved];

viii.            the Fiza Financing Representative shall be entitled to bid for Collateral at any public or private sale thereof, provided that (A) such Fiza Financing Representative does not challenge the bid of the New Lender Representative for any Collateral other than by the submission of a competing bid, (B) each New Lender Secured Party may subject to the terms of its Security Documents offset its New Lender Obligations against the purchase price for the Collateral and (C) the Fiza Financing Secured Parties may only bid cash with respect to the Collateral; provided, that the cash portion of any such bid need not exceed the amount of the New Lender Obligations

3.3            Cooperation; Sharing of Information and Access.

(a)            In the event that the Fiza Financing Representative shall receive possession or control of any books and Records of the Company which contain information identifying or pertaining to the Collateral, the Fiza Financing Representative shall promptly notify the New Lender Representative of such fact and, upon request from the New Lender Representative and as promptly as practicable thereafter, either make available to the New Lender Representative such books and Records for inspection and duplication or provide to the New Lender Representative copies thereof. In the event that the New Lender Representative shall, in the exercise of its rights under the New Lender Security Documents or otherwise, receive possession or control of any books and records of the Company which contain information identifying or pertaining to any of the Fiza Financing Collateral, the New Lender Representative shall promptly notify the Fiza Financing Representative Agent of such fact and, upon request from the Fiza Financing Representative and as promptly as practicable thereafter, either make available to the Fiza Financing Representative such books and records for inspection and duplication or provide the Fiza Financing Representative copies thereof.

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(b)            Subject to Section 3.1, the Fiza Financing Representative, on behalf of itself and the other Fiza Financing Secured Parties, agrees that it shall promptly notify the New Lender Representative of the occurrence or existence of a material breach, default or event of default under the Fiza Financing Agreements. The Company agrees that it shall promptly notify the Fiza Financing Representative of the occurrence or existence of a material breach, default or event of default under the New Lender Agreements. Except to the extent the failure to provide notice is reasonably expected to harm the New Lender Representative, the failure to provide the notices in this subsection shall not expose the Fiza Financing Representative to any liability or affect their rights hereunder.

SECTION 4. Application of Proceeds of Collateral; Dispositions and Releases of Lien; Notices and Insurance

4.1            Application of Proceeds.

(a)            Application of Proceeds of Collateral. The New Lender Representative and Fiza Financing Representative hereby agree that all Collateral, and all Proceeds thereof, received by either of them in connection with the collection, sale or disposition of any Collateral upon the exercise of remedies by any of the New Lender Representative, the Fiza Financing Representative or any other Secured Party, shall be applied, first, to the payment of reasonable costs and expenses (including reasonable attorneys’ fees and expenses and court costs) of the New Lender Representative in connection with such Enforcement Action,

second, to the payment of the New Lender Obligations in accordance with the New Lender Documents until the New Lender Obligations Payment Date,

third, to the payment of the Fiza Financing Obligations in accordance with the terms thereof, and fourth, the balance, if any, to the Company or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

The Fiza Financing Secured Parties receiving payment towards Fiza Financing Obligations pursuant to this subsection shall indemnify the party hereto who makes such payment, to the extent of such payment, against claims of third parties claiming a superior right to such Proceeds. Notwithstanding the foregoing, the New Lender Secured Parties may elect to apply Proceeds of any Collateral towards satisfaction of any component of the New Lender Obligations prior to application to costs and/or expenses.

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(b)            Limited Obligation or Liability. In exercising remedies, whether as a secured creditor or otherwise, the New Lender Representative shall have no obligation or liability to the Fiza Financing Representative or to any Fiza Financing Secured Party, regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each party under the terms of this Agreement.

(c)            Segregation of Collateral. Until the New Lender Obligations Payment Date has occurred, any Collateral that may be received by any Fiza Financing Secured Party in violation of this Agreement shall be segregated and held in trust and promptly paid over to the New Lender Representative, for the benefit of the New Lender Secured Parties, in the same form as received, with any necessary endorsements, and each Fiza Financing Secured Party hereby authorizes the New Lender Representative to make any such endorsements as agent for the Fiza Financing Representative (which authorization, being coupled with an interest, is irrevocable).

4.2            Insurance. Proceeds of Collateral may include insurance proceeds. The New Lender Representative shall have the sole and exclusive right, as against the Fiza Financing Representative, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of any Collateral. All proceeds of such insurance shall be remitted to the New Lender Representative, and the Fiza Financing Representative shall cooperate with New Lender Representative in a reasonable manner in effecting the payment of insurance proceeds in accordance with Section 4.1.

SECTION 5. Insolvency Proceedings.

5.1            Filing of Motions. Except as permitted under Section 3.2, until the occurrence of the New Lender Obligations Payment Date, the Fiza Financing Representative agrees on behalf of itself and the other Fiza Financing Secured Parties that no Fiza Financing Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any Collateral, including, without limitation, with respect to the determination of any Liens or claims held by the New Lender Representative (including the validity and enforceability thereof) or any other New Lender Secured Party in respect of any Collateral or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise except that the Fiza Financing Secured Parties may assert that Collateral also secures Fiza Financing Obligations (and/or that equity exists in such Collateral above the amount of New Lender Obligations, as such amount is asserted by the New Lender Secured Parties holding such New Lender Obligations) for purposes of valuation of Fiza Financing Secured Parties’ secured claim under Section 506(a) of the Bankruptcy Code or otherwise.

5.2            Financing Matters. (a) The Fiza Financing Representative agrees, on behalf of itself and the other Fiza Financing Secured Parties, that if the Company becomes subject to any Insolvency Proceeding in the United States at any time prior to the New Lender Obligations Payment Date, and the New Lender Secured Parties desire to provide financing to the Company under the Bankruptcy Code (any such financing, “New Lender DIP Financing”), the New Lender Secured Parties shall not be obligated to obtain the consent of any other party hereto to such New Lender DIP Financing and may provide such New Lender DIP Financing in any amount or manner as it so determines

(b)            All Liens granted to the New Lender Representative or the Fiza Financing Representative in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended to be and shall be deemed to be subject to the Lien Priority and the other terms and conditions of this Agreement.

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5.3            Relief From the Automatic Stay. Until the New Lender Obligations Payment Date, the Fiza Financing Representative agrees, on behalf of itself and the other Fiza Financing Secured Parties, that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Collateral without the prior written consent of the New Lender Representative

5.4            No Contest. The Fiza Financing Representative, on behalf of itself and the Fiza Financing Secured Parties, agrees that, prior to the New Lender Obligations Payment Date, none of them shall contest (or support any other Person contesting) (a) any request by the New Lender Representative or any New Lender Secured Party for adequate protection of its interest in any Collateral or (b) any objection by the New Lender Representative or any New Lender Secured Party to any motion, relief, action, or proceeding based on a claim by the New Lender Representative or any New Lender Secured Party that its interests in the Collateral are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the New Lender Representative as adequate protection of its interests are subject to this Agreement.

5.5            Avoidance Issues. If any New Lender Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of the Company, because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then the New Lender Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the New Lender Obligations Payment Date shall be deemed not to have occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

5.6            Asset Dispositions in an Insolvency Proceeding. Neither the Fiza Financing Representative nor any other Fiza Financing Secured Party shall, in an Insolvency Proceeding or otherwise, oppose any sale or disposition of any Collateral that is supported by the New Lender Secured Parties, and the Fiza Financing Representative and each other Fiza Financing Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale of any Collateral supported by the New Lender Secured Parties and to have released their Liens on such assets.

5.8            Effectiveness in Insolvency Proceedings. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding.

SECTION 6. Reliance; Waivers; etc.

6.1            Reliance. The New Lender Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The Fiza Financing Representative, on behalf of it itself and the other Fiza Secured Parties, expressly waives all notice of the acceptance of and reliance on this Agreement by the New Lender Representative and the other New Lender Secured Parties.

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6.2            No Warranties or Liability. The New Lender Representative and the Fiza Financing Representative acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any other Fiza Financing Document or any New Lender Document New Lender Representative will be entitled to manage and supervise the respective extensions of credit to the Company in accordance with law and its usual practices, modified from time to time as it deems appropriate.

6.3            No Waivers. No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by the Company with the terms and conditions of any of the Fiza Financing Documents or the New Lender Documents.

SECTION 7. Obligations Unconditional. All rights, interests, agreements and obligations hereunder of the New Lender Representative and the New Lender Secured Parties in respect of any Collateral and the Fiza Financing Representative and the Fiza Financing Secured Parties in respect of such Collateral shall remain in full force and effect regardless of:

(a)            any lack of validity or enforceability of any New Lender Document or any Fiza Financing Document and regardless of whether the Liens of the New Lender Representative and New Lender Secured Parties are not perfected or are voidable for any reason;

(b)            any change in the time, manner or place of payment of, or in any other terms of, all or any of the New Lender Obligations or Fiza Financing Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any New Lender Document or any Fiza Financing Document, solely to the extent not in violation of this Agreement;

(c)            any exchange, release or lack of perfection of any Lien on any Collateral or any other asset, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the New Lender Obligations or Fiza Financing Obligations or any guarantee thereof;

(d)            the commencement of any Insolvency Proceeding in respect of the Company; or

(e)            any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Company in respect of any Secured Obligation or of any Fiza Financing Secured Party in respect of this Agreement.

SECTION 8. Miscellaneous.

8.1 Further Assurances. Each of the New Lender Representative and the Fiza Financing Representative will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the other party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Fiza Financing Representative or the New Lender Representative to exercise and enforce its rights and remedies hereunder; provided, however, that no party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 8.1, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 8.1.

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8.2 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any Fiza Financing Document or any New Lender Document, the provisions of this Agreement shall govern.

8.3 Continuing Nature of Provisions. Subject to Section 5.5, this Agreement shall continue to be effective, and shall not be revocable by any party hereto, until the New Lender Obligations Payment Date. This is a continuing agreement and the New Lender Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit, advances and/or other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, the Company on the faith hereof, subject to the provisions of this Agreement.

8.4 Amendments; Waivers.

(a) No amendment or modification of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by the Fiza Financing Representative and the New Lender Representative, and, in the case of amendments or modifications that directly affect the rights or duties of the Company, the Company.

(b) It is understood that the Fiza Financing Representative and the New Lender Representative, without the consent of any other Fiza Financing Secured Party or New Lender Secured Party, may in their discretion determine that a supplemental agreement (which may take the form of an amendment and restatement of this Agreement) is necessary or appropriate to facilitate having additional indebtedness or other obligations (“Additional Debt”) of the Company become Fiza Financing Obligations or New Lender Obligations, as the case may be, under this Agreement, which supplemental agreement shall specify whether such Additional Debt constitutes Fiza Financing Obligations or New Lender Obligations, provided, that such Additional Debt is permitted to be incurred by this Agreement, the Fiza Financing Agreement and the New Lender Agreement, in each case then extant, and is permitted by said agreements to be subject to the provisions of this Agreement as Fiza Financing Obligations or New Lender Obligations, as applicable.

8.5 Information Concerning Financial Condition of the Company. Each of the New Lender Representative and the Fiza Financing Representative hereby assume responsibility for keeping itself informed of the financial condition of the Company and all other circumstances bearing upon the risk of nonpayment of the Fiza Financing Obligations or the New Lender Obligations. The New Lender Representative and the Fiza Financing Representative hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances (except as otherwise provided in the Fiza Financing Documents and New Lender Documents). In the event the New Lender Representative or the Fiza Financing Representative, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information.

Execution Version

8.6 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

8.7 Submission to Jurisdiction; JURY TRIAL WAIVER. (a) Each Fiza Financing Secured Party, each New Lender Secured Party and the Company hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each such party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each such party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the any Fiza Financing Secured Party or New Lender Secured Party may otherwise have to bring any action or proceeding against the Company or its properties in the courts of any jurisdiction.

(b)            Each Fiza Financing Secured Party, each New Lender Secured Party and the Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so (i) any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding.

(c)            Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.8. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(d)            EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Execution Version

8.8 Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, by email or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy, upon receipt of email or five days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses and email address for notice purposes of the parties hereto (until notice of a change thereof is delivered as provided in this Section 8.8) shall be as set forth below each party’s name on the signature pages hereof, or, at such other address or email address as may be designated by such party in a written notice to all of the other parties.

8.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the Fiza Financing Secured Parties and New Lender Secured Parties and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral.

8.10 Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

8.11 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

8.12 Other Remedies. For avoidance of doubt, it is understood that nothing in this Agreement shall prevent any Fiza Financing Secured Party or any New Lender Secured Party from exercising any available remedy to accelerate the maturity of any indebtedness or other obligations owing under the Fiza Financing Documents or the New Lender Documents, as applicable, or to demand payment under any guarantee in respect thereof.

8.13 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. The parties hereto irrevocably and unreservedly agree that this Agreement may be executed by way of electronic signatures and the parties agree that neither this Agreement, nor any part hereof, shall be challenged or denied any legal effect, validity and/or enforceability solely on the ground that it is in the form of an electronic record. This Agreement shall become effective when it shall have been executed by each party hereto.

8.14 Consent to New Lender Obligations. The Fiza Financing Representative, on behalf of itself and the Fiza Financing Secured Parties, hereby consents to the incurrence by the Company of all New Lender Obligations and the entry into and performance of all New Lender Documents at any time and from time to time, notwithstanding any prohibition on the incurrence of Liens or indebtedness contained in any Fiza Financing Agreements.

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[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor and Subordination Agreement as of the date first written above.

FIZA INVESTMENTS LIMITED, as Fiza Financing Representative for and on behalf of the Fiza Financing Secured Parties

By:
Name:
Title:

Address for Notices:

Email:

[●], as New Lender Representative for and on behalf of the New Lender Secured Parties

[●]

By:
Name: [●]
Title: [●]

Address for Notices:

Email:

ZSPACE, INC.

By:
Name:
Title:

Address for Notices:

Email:

SCHEDULE A

Existing Fiza Financing Agreements

Any leases, credit agreements, note agreements, promissory notes, indentures, loan agreements or other agreements or instruments evidencing or governing the terms of any indebtedness or other financial or leasing accommodation between the Company and Fiza and disclosed in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024 and filed with the SEC on March 28, 2025.

Schedule 3.1(b)

Permitted Interest Payments

The monthly interest payments set forth below under the applicable debt facilities not exceeding the applicable monthly caps are permitted.1

Lender	Tranche	Balance*		Maximum Monthly Interest Payment
Fiza Investments Limited	[Tranche II]	$	[●]	$19,000
Fiza Investments Limited	[Tranche III]	$	[●]	$17,000

*As contained in the Company’s Balance Sheet as of [●], 2025.

1 Fiza to confirm the references to the facilities and provide up to date balances.